Exhibit 10.5

THE SECURITIES REPRESENTED BY THIS OPTION CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR SUCH STATE SECURITIES LAWS.


                       INCENTIVE STOCK OPTION CERTIFICATE
                           TO PURCHASE COMMON STOCK OF
                         FIRST CHEROKEE BANCSHARES, INC.


         THIS CERTIFIES THAT, on the effective date hereto, ____________________ (sometimes hereinafter referred to as the "Holder") is the owner of ________ options, each of which represents the right to purchase from FIRST CHEROKEE BANCSHARES, INC. ("FCB") one share of the common stock, $1.00 par value, of FCB (such shares purchasable upon exercise of the options being hereinafter called the "Shares of Common Stock") at a purchase price of $17.71 per share (the "Exercise Price") before the expiration of ten (10) years from the date thereof, in the City of Woodstock, Georgia, at the offices of FCB, or such other place as may be designated by FCB, on a day on which banking institutions are not authorized by law to close, and subject to the conditions hereinafter set forth or as may be incorporated herein. Anything herein to the contrary notwithstanding, if at the time of the grant of the option herein, Holder owns (or is deemed to own under Sections 422 and 425 of the Internal Revenue Code of 1986, as amended) stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of FCB or any parent or subsidiary of FCB, then this option must be exercised before the expiration of five (5) years after the grant thereof. The options evidenced by this Option Certificate (hereinafter, the "Option") are issued pursuant to FCB's Key Employee Stock Option Plan, effective October 13, 1988 (hereinafter, the "Plan"), the terms and provisions of such Plan are incorporated herein. Any inconsistency between the Plan and this Certificate shall be controlled by the Plan.

     1. EXERCISE. The Option shall vest and become exercisable in twenty percent (20%) annual increments beginning with the first anniversary of the effective date of the Option and continuing over the next four anniversaries thereof so long as the Holder remains an employee of FCB or any subsidiary. However, the Option shall become fully vested and exercisable thirty (30) days (or any earlier date determined by the Compensation Committee of FCB) prior to the effective date of any dissolution or liquidation of the Company or any merger or consolidation in which FCB is not the surviving entity. Any exercisable portion of the Option may be exercised only with respect to whole Shares of Common Stock in minimum blocks of one hundred (100) shares unless the then remaining shares subject to this Option are less than one hundred (100), in which case such remaining shares (but not less than all such remaining shares) may be purchased. The Option shall be exercised by delivery to the principal office of FCB, (a) written notice of the exercise of the Option, including the amount of Option to be exercised; (b) this Option Certificate; and (c) payment in full of the amount of the Exercise Price for the Shares of Common Stock as to which this Option Certificate is then being exercised, in cash or by other methods as may be
approved  by  the   Compensation   Committee  of  FCB.  All  other  matters  not
specifically contained in this Certificate pertaining to the Option and the exercise of the Option shall be in accordance with the applicable provisions of the Plan, such Plan provisions being hereby incorporated herein. In the event of an exercise of less than all of the Option represented hereby, a new Option Certificate evidencing the number of options not exercised will be delivered to the Holder.
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     2.  TRANSFER.   This  Option  evidenced  by  this  Option   Certificate  is
non-transferable by the Holder except for certain transfers pursuant to the death of Holder and other matters as may be described in the provisions of the Plan.

     3. EXECUTION OF ADDITIONAL DOCUMENTS. FCB, as a condition precedent to FCB's delivery of any certificate evidencing Shares of Common Stock, may require execution of such other documents and instruments as FCB deems necessary for compliance with applicable state and federal securities laws, the Federal Reserve System and the Georgia Department of Banking and Finance rules and regulations and all other applicable law.

     4. RESERVATION OF SHARES. FCB hereby agrees that at all times there shall be reserved, for issuance and delivery upon exercise of this Option Certificate, such number of Shares of Common Stock as shall be required for issuance or delivery upon exercise of this Option Certificate. FCB covenants and agrees that all Shares of Common Stock that may be issued upon the exercise of this Option Certificate will, upon issuance, be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue), and with the exception of restrictions on subsequent transfers of such shares pursuant to applicable securities and other laws and as described in the Plan for purposes of qualification for treatment of this Option as an Incentive Stock Option under the Internal Revenue Code.

     5. NO RIGHTS AS SHAREHOLDER. This Option Certificate shall not entitle the Holder hereof to any of the rights of a shareholder of FCB, including, without limitation, the right to vote, to receive dividends and other distributions, to exercise any preemptive right, or to receive any notice of or to attend meetings of holders of common stock or other proceedings of FCB.

     6. EMPLOYMENT STATUS. Holder must be an eligible employee of FCB or its subsidiary, First National Bank of Cherokee, as provided in the Plan, on the effective date.

     7. APPLICABLE LAW. This Option Certificate shall be governed by and construed in accordance with the laws of the State of Georgia. FCB may deem and treat the Holder of this Option Certificate as the true and lawful owner hereof for all purposes.

         IN WITNESS WHEREOF, FCB has caused this Option Certificate to be executed, effective as of the 18th day of March, 1998.

ATTEST:                                       First Cherokee Bancshares, Inc.
                                              By:
___________________                           _______________________________
Secretary                                     Carl C. Hames, Jr.